This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder Limited Term Tax Free Fund

Annual Report
October 31, 1995

o For investors seeking a high level of income, exempt from regular federal income taxes and consistent with a high degree of principal stability.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER LIMITED TERM TAX FREE FUND

   CONTENTS


  2 In Brief

  3 Letter from the Fund's President

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

  9 Investment Portfolio

 14 Financial Statements

 17 Financial Highlights

 18 Notes to Financial Statements

 21 Report of Independent Accountants

 22 Tax Information

 25 Officers and Trustees

 26 Investment Products and Services

 27 How to Contact Scudder

         IN BRIEF

* Scudder Limited Term Tax Free Fund provided shareholders with a 30-day net annualized SEC yield of 4.09% on October 31, 1995, equivalent to a 6.77% taxable yield for shareholders subject to the 39.6% maximum federal income tax rate.

(bar chart)
                      30-Day Yields as of October 31, 1995
(bar chart data)

        Scudder Limited Term    Taxable Equivalent     IBC/Donoghue's Taxable
            Tax Free Fund             Yield              Money Fund Average
            -------------             -----              ------------------
                4.09%                 6.77%                    5.22%


* The Fund returned 7.94% for the 12-month period ended October 31, 1995. By comparison, the 49 short municipal debt funds tracked by Lipper Analytical Services returned 6.35% on average.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         In our semiannual report dated April 30 we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July.

         Throughout 1995, investors have been anticipating an economic slowdown, but for most of the year corporate profits have remained healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers' increasingly high debt burdens will eventually force them to spend less. The current expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? A slower economy is generally good for bonds. Of course, it's possible that we could see some increases in interest rates over the coming months if the economy doesn't slow down sufficiently. But since the economy is extremely interest-rate sensitive it should respond quickly to any rate changes, allowing rates to move back to current levels. Importantly, the relationship between supply and demand for municipal bonds remains in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

         As always, your portfolio managers will continue to focus their efforts on fundamental economic research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. We are pleased you have chosen Scudder Limited Term Tax Free Fund to help meet your investment needs.
                              Sincerely,
                              /s/David S. Lee
                              David S. Lee
                              President,
                              Scudder Limited Term Tax Free Fund

SCUDDER LIMITED TERM TAX FREE FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER LIMITED TERM TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,794     7.94%     7.94%
Life of
  Fund*   $10,842     8.42%     4.85%

LB MUNICIPAL BOND INDEX (3 YEAR)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,801     8.01%     8.01%
Life of
  Fund*   $10,862     8.62%     5.09%

* The Fund commenced operations on February 15, 1994.
  Index comparisons begin on February 28, 1994.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Limited Term Tax Free Fund
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,965
7/94           $10,154
10/94          $10,099
1/95           $10,201
4/95           $10,465
7/95           $10,714
10/95          $10,901


Index
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
7/94           $10,070
10/94          $10,056
1/95           $10,165
4/95           $10,399
7/95           $10,695
10/95          $10,862


The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                       1994*        1995
                     ---------------------
NET ASSET VALUE...   $11.67      $12.01
INCOME DIVIDENDS..   $  .38      $  .56
FUND TOTAL
RETURN (%)........      .44        7.94
INDEX TOTAL
RETURN (%)........      .56        8.01


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Core Cities              21%
General Obligation       18%              The Fund is broadly
Hospital/Health          15%              diversified, with
Electric Utility         13%              investments in 27 separate
Water/Sewer               7%              states and the District of
Sales/Special Tax         5%              Columbia.
School District/Lease     5%
Miscellaneous Municipal  16%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------

AAA                     62%
AA                      13%               Overall credit quality
A                       14%               remains high, with 75% of
BBB                      9%               the bonds in the Fund's
Not Rated                2%               portfolio rated AA or better.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------

Less than 1 year        25%               We have emphasized bonds with
1 - 5 years             36%               five- to 10-year maturities
5 - 10 years            39%               because they offer attractive
                       ----               after-tax yields and total
                       100%               return potential.
                       ====
Weighted average effective maturity: 4 years

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.

SCUDDER LIMITED TERM TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

     Over the past 12 months, yields of short- to intermediate-term municipal bonds fell anywhere from 0.65 to 0.95 of a percentage point, and Scudder Limited Term Tax Free Fund turned in strong overall performance, more than making up for 1994's difficult fixed-income environment. The Fund's twin objectives are to seek higher tax-free income than is typically available from tax-free money market investments, and less price fluctuation than higher-yielding, longer-term tax-free bonds.

     For shareholders subject to the 39.6% maximum federal income tax rate, the Fund's 30-day net annualized SEC yield of 4.09% as of October 31, 1995, translated into a 6.77% yield on a taxable equivalent basis. The Fund's taxable equivalent yield outpaced the 5.24% average yield of 2 1/2-year bank certificates of deposit as of October 31, 1995. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

     As the graph below shows, the Fund continues to exhibit relatively little share price volatility relative to longer-term municipal bonds, represented here by the unmanaged Lehman Brothers Municipal Bond Index.

(line chart title)
                     Scudder Limited Term Tax Free Fund vs.
                      Lehman Brothers Municipal Bond Index

                        (monthly percentage price change
                       12 months through October 31, 1995)
 (bar chart data)
                -----------------------------------------------
                 Scudder Limited Term      Lehman Brothers
                     Tax Free Fund       Municipal Bond Index
                     -------------       --------------------
                         -0.85                  -2.27
                         -1.37                  -2.31
                          0.43                   1.68
                          0.35                   2.35
                          1.21                   2.41
                          0.51                   0.66
                             0                  -0.36
                             0                      3
                             0                     -1
                           0.3                    0.5
                           0.3                    0.8
                           0.2                    0.2
                           0.3                      1

     The decline in interest rates during the fiscal year did result in some price appreciation for the Fund. For the 12 months ended October 31, the Fund's net asset value increased $0.34 to $12.01 per share and the Fund provided $0.56 per share in income distributions, contributing to a total return of 7.94%. Scudder Limited Term Tax Free Fund's total return was significantly higher than the 6.35% average return of the 49 mutual funds with similar investment objectives tracked by Lipper Analytical Services, Inc.

                             A Gradual Rate Decline

     In our April 1995 mid-year report to shareholders we observed that the series of inflation-fighting short-term interest rate increases by the Federal Reserve seemed to be slowing the economy. Many municipal market participants became convinced of this back in November of 1994, and prices began to improve as yields of tax-exempt bonds began a gradual decline that has continued throughout 1995. We also noted in our last report that we were emphasizing both ends of the Fund's limited maturity range: the shortest maturities for safety and longest maturities (maximum of 10 years) for higher yields and possible capital appreciation. We are continuing this strategy because bonds with five- to 10-year maturities currently offer the most attractive after-tax yield and total return potential of any maturities in which the Fund is permitted to invest.

     To balance the five- to 10-year maturity bonds in the portfolio, we carefully selected a number of one-year California securities during the fiscal year, boosting the Fund's percentage of securities from that state to 14.0% from 1.6%. In purchasing these securities we took advantage of "bargain basement" prices due to continued investor nervousness over the Orange County, California, bankruptcy earlier in the year. As a safeguard, many of the securities we purchased carry credit enhancements, such as bank letters of credit.

     We also purchased several New York City and New York state agency bonds, which were attractively valued because of recent heavy supply. These bonds are part of our current efforts to enhance the Fund's yield slightly while maintaining high overall quality: As of October 31, 1995, 75% of the bonds in the Fund's portfolio were rated AA or better.

     The Fund continues to hold a large percentage of pre-refunded bonds in its portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account designated to retire the original bonds on their future call dates. Typically, when bonds are pre-refunded, their prices rise because they offer no credit risk (the escrowed funds are invested in Treasury securities). In fact, these bonds offer the highest quality available in the municipal marketplace. Yet, because the market generally favors bonds priced at par versus premium pre-refunded bonds, the latter typically have higher yields than similar municipal bonds priced at par.


                           Economic and Market Outlook

     This year's lower interest rates helped pave the way for continued economic expansion and low inflation. However, we believe a slowdown is likely, led by consumers who will eventually curtail their spending under pressure from increasing debt burdens. Consequently, our longer-term outlook for bonds is positive, and we believe Scudder Limited Term Tax Free Fund's portfolio is well positioned to capture attractive after-tax yields while maintaining relative price stability.

     In the short term, as investors recognize the high after-tax value of municipals, we expect tax-free bonds to make some gains. Going forward, we intend to maintain Scudder Limited Term Tax Free Fund's long-term strategy, which includes a prudent average maturity, broad diversification, and high credit quality.


Sincerely,


Your Portfolio Management Team

/s/M. Ashton Patton                 /s/Donald C. Carleton
M. Ashton Patton                    Donald C. Carleton

                              Scudder Limited Term
                                 Tax Free Fund:
                          A Team Approach to Investing

     Scudder Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     M. Ashton Patton, Lead Portfolio Manager, has overseen the Fund's investment strategy and daily operation since the Fund was introduced. Ashton is also a Portfolio Manager of the Scudder Medium Term Tax Free Fund. Donald C. Carleton, Portfolio Manager, has been a member of the Portfolio team since its inception and has been at Scudder since 1983. Donald also manages the Scudder Medium Term Tax Free Fund.

                                     INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1995

                                                                                                   Unaudited
                                                                                                  -----------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
10.0%                    SHORT-TERM MUNICIPAL INVESTMENTS

CALIFORNIA               California Community College Finance Authority,
                           Pooled Tax and Revenue Anticipation Notes,
                           Series B, 5%, 8/30/96 . . . . . . . . . . . . . . . .      2,000,000     SP1+       2,015,600
                         California State Revenue Anticipation Warrants,
                           Series D, 6.5%, 4/25/96 . . . . . . . . . . . . . . .      2,000,000     SP2        2,019,560
                         Riverside County, CA, School Financing Authority,
                           School Districts Financing, Revenue Anticipation
                           Notes, 4.75%, 7/18/96 . . . . . . . . . . . . . . . .      1,000,000     SP1+       1,005,670
                         San Diego, CA, Area Local Governments, Tax and
                           Revenue Anticipation Notes, 4.75%, 10/18/96 . . . . .      3,000,000     SP1+       3,023,070
                         San Diego, CA, Tax and Revenue Anticipation Notes,
                           4.5%, 9/30/96 . . . . . . . . . . . . . . . . . . . .      2,000,000     MIG1       2,012,360

GEORGIA                  Georgia Pooled Hospitals Equipment Loan Program,
                           Series 1991, Daily Demand Note, 4%, 3/1/01* . . . . .        300,000     A1           300,000

MASSACHUSETTS            Massachusetts Consolidated Loan General Obligation,
                           Series 1994 C, 5.5%, 11/1/95. . . . . . . . . . . . .      1,495,000     SS&C       1,495,000

OHIO                     Cuyahoga County, OH, Health & Education,
                           University Hospital of Cleveland, Daily Demand Note,
                           4.1%, 1/1/16* . . . . . . . . . . . . . . . . . . . .        100,000     MIG1         100,000
                         Hamilton Health Systems, Franciscan Sisters of the
                           Poor Health Systems, Series A, Daily Demand Note,
                           4.1%, 3/1/17* . . . . . . . . . . . . . . . . . . . .        200,000     MIG1         200,000
                                                                                                             -----------
                         TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                           (Cost $12,168,570). . . . . . . . . . . . . . . . . .                              12,171,260
                                                                                                             -----------

90.0%                    INTERMEDIATE-TERM MUNICIPAL INVESTMENTS

ALABAMA                  University of South Alabama, Hospital and Auxiliary
                           Revenue, 7%, 5/15/04, Prerefunded 5/15/00 (c)***. . .      2,000,000     AAA        2,213,520

ALASKA                   Alaska State, General Obligation, 5%, 7/1/96. . . . . .      1,000,000     AA         1,007,380
                         North Slope Boro, AK, General Obligation, Series A,
                           Capital Appreciation, Zero Coupon, 6/30/99 (c). . . .      4,800,000     AAA        4,071,504

ARIZONA                  Central Arizona Water Conservation District, Central
                           Arizona Project, 7.5%, 11/1/05, Prerefunded
                           11/1/00***. . . . . . . . . . . . . . . . . . . . . .      1,000,000     AAA        1,152,900

CALIFORNIA               California State Revenue Anticipation Warrants,
                           Series C, 5.75%, 4/25/96. . . . . . . . . . . . . . .      1,000,000     MIG1       1,009,390


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---

SCUDDER LIMITED TERM TAX FREE FUND

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
                         Foothill/Eastern Transportation Corridor Agency, CA,
                           Toll Road Revenue, Senior Lien, Series A,
                           Zero Coupon, 1/1/05 . . . . . . . . . . . . . . . . .      1,000,000     BBB          556,850
                         Norwalk, CA, Redevelopment Agency, 9.1%, 12/1/15,
                           Crossover Refunded 12/1/95****. . . . . . . . . . . .      2,285,000     NR         2,339,863
                         Orange County, California, Recovery Notes, Series A,
                           6.5%, 6/1/05 (c). . . . . . . . . . . . . . . . . . .      1,665,000     AAA        1,855,926
                         Sacramento, CA, Cogeneration Project Revenue,
                           Proctor and Gamble Project, 7%, 7/1/04. . . . . . . .      1,000,000     BBB        1,087,830

CONNECTICUT              Connecticut Development Authority, Airport Facilities,
                           Windsor Locks Hotel, Mandatory Tender Notes,
                           Series B, 5.8%, 10/1/97 . . . . . . . . . . . . . . .      2,000,000     A          2,031,020

DISTRICT OF COLUMBIA     District of Columbia, General Obligation:
                           Series A, 5.625%, 6/1/02 (c). . . . . . . . . . . . .      1,500,000     AAA        1,560,495
                           Series D, 5.25%, 12/1/03 (c). . . . . . . . . . . . .      1,000,000     AAA        1,016,410

GEORGIA                  Georgia State, General Obligation, Series B, 7.7%,
                           11/1/95 . . . . . . . . . . . . . . . . . . . . . . .      3,000,000     AAA        3,000,000
                         Municipal Electric Authority of Georgia, Power
                           Revenue, 6.6%, 1/1/01 (c) . . . . . . . . . . . . . .      1,000,000     AAA        1,093,370

ILLINOIS                 Chicago, IL, General Obligation:
                           Series C, 4.3%, 10/31/97. . . . . . . . . . . . . . .        500,000     AA           503,335
                           School Finance Authority, Series 1994 A,
                             4.5%, 6/1/02 (c). . . . . . . . . . . . . . . . . .        500,000     AAA          496,610
                           Tender Notes, Series C, 6.25%, 10/31/02 (c) . . . . .      3,450,000     AAA        3,763,708
                         Chicago, IL, Metropolitan Water Reclamation
                           District, ETM, 7.25%, 1/1/99**. . . . . . . . . . . .      2,000,000     AAA        2,182,680
                         Cook County, IL General Obligation, 6.45%, 11/1/96. . .      1,000,000     A          1,023,190
                         Evergreen Park, Illinois Hospital Facilities, Little
                           County Mary's Hospital, 7.75%, 2/15/09 (c). . . . . .      1,200,000     AAA        1,307,676
                         Illinois Health Facilities Authority, Revenue Refunding,
                           Sherman Hospital Project, 6.5%, 8/1/01 (c). . . . . .      1,025,000     AAA        1,116,922

INDIANA                  Indiana Health Facility Finance Authority, Hospital
                           Revenue, Ancilla Systems Inc., Series A,
                           5.875%, 7/1/02 (c). . . . . . . . . . . . . . . . . .      1,000,000     AAA        1,065,920
                         Madison County, IN, Hospital Authority, Holy Cross
                           Health System, 6.3%, 12/1/98 (c). . . . . . . . . . .      1,000,000     AAA        1,055,660

IOWA                     Cedar Rapids, IA, Hospital Revenue, St. Lukes
                           Methodist Hospital, 5.65%, 8/15/02 (c). . . . . . . .      1,250,000     AAA        1,311,575

LOUISIANA                Jefferson, LA, Sales Tax, Series A, 6.1%, 12/1/96 (c) .      1,000,000     AAA        1,023,290

MAINE                    Maine State, General Obligation, 6%, 7/1/98 . . . . . .      1,000,000     AA         1,047,210

MARYLAND                 Washington Suburban Sanitation District, MD:
                           6.9%, 6/1/99. . . . . . . . . . . . . . . . . . . . .        675,000     AA           733,610
                           8.75%, 6/1/01 . . . . . . . . . . . . . . . . . . . .      1,000,000     AA         1,209,910


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
---
 10

                                                            INVESTMENT PORTFOLIO

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS            Massachusetts Water Resource Authority, Series A,
                           7%, 4/1/18, Prerefunded 4/1/00*** . . . . . . . . . .      1,200,000     AAA        1,344,780
                         New England Education Loan Marketing Corporation,
                           Massachusetts Student Loan Revenue Refunding:
                             Series A, 6%, 9/1/98. . . . . . . . . . . . . . . .      1,500,000     AAA        1,556,700
                             Series D, 6.2%, 9/1/00. . . . . . . . . . . . . . .      2,000,000     AAA        2,120,240

MICHIGAN                 Detroit, MI, General Obligation, Distributable State
                           Aid, 5.375%, 5/1/96 . . . . . . . . . . . . . . . . .      2,375,000     BBB        2,391,245
                         Michigan State Hospital Finance Authority Revenue,
                           Genesys Health System, Series A, 6.6%, 10/1/98. . . .      1,000,000     BBB        1,031,930

NEW HAMPSHIRE            New Hampshire Higher Education and Health Facilities
                           Authority Revenue, St. Josephs Hospital, Connie Lee
                           Insured, 5.65%, 1/1/04. . . . . . . . . . . . . . . .      1,095,000     AAA        1,151,151

NEW JERSEY               New Jersey State, General Obligation, 7%, 4/1/03. . . .      2,000,000     AA         2,231,480

NEW YORK                 New York City, NY, General Obligation:
                           Series A, 3%, 8/15/02 (c) . . . . . . . . . . . . . .      1,000,000     AAA          909,750
                           Series B, 6.75%, 8/15/03. . . . . . . . . . . . . . .      6,000,000     A          6,449,640
                           Series C, ETM, 7.4%, 8/1/96** . . . . . . . . . . . .        220,000     A            225,361
                           Series H, 5.7%, 8/1/03. . . . . . . . . . . . . . . .      3,000,000     A          3,027,750
                         New York State Dormitory Authority, State University
                           Educational Facility, Series A, 6.5%, 5/15/04 . . . .      1,000,000     BBB        1,069,490
                         New York State Medical Care Facilities, Financing
                           Agency, Mount Sinai Hospital:
                             5.95%, 8/15/09. . . . . . . . . . . . . . . . . . .      1,360,000     AAA        1,410,986
                             8.875%, 1/15/26, Prerefunded 1/15/96*** . . . . . .      1,000,000     AAA        1,030,210
                         New York State Thruway Authority, Service Contract
                           Revenue, Local Highway & Bridge Building,
                           Series A, 6.25%, 4/1/04 (c) . . . . . . . . . . . . .      1,000,000     AAA        1,105,940
                         New York State Urban Development Corporation
                           Project, Onondaga County Convention Center:
                             6%, 1/1/04. . . . . . . . . . . . . . . . . . . . .      1,445,000     BBB        1,494,766
                             6%, 1/1/05. . . . . . . . . . . . . . . . . . . . .      1,535,000     BBB        1,581,741

NORTH CAROLINA           North Carolina Municipal Power Agency #1, Catawaba
                           Electric Revenue, 5.75%, 1/1/02 (c) . . . . . . . . .      1,150,000     AAA        1,218,966

OHIO                     Ohio State Building Authority, State Facility Revenue,
                           Columbus State Office Building, Series 1985 C,
                           7.35%, 10/1/05, Prerefunded 10/1/99***. . . . . . . .      1,250,000     AAA        1,420,688
                         Richland County, OH, Hospital Improvement,
                           Mansfield General Hospital, 9.375%, 12/1/09 (c) . . .      1,505,000     AAA        1,541,767

PENNSYLVANIA             Allegheny County, PA, Hospital Development
                           Authority, 6.4%, 7/1/99 (c) . . . . . . . . . . . . .      1,010,000     AAA        1,076,226
                         Philadelphia, PA, Gas Works Revenue, 7.875%, 7/1/17
                           Prerefunded  7/1/97***. . . . . . . . . . . . . . . .        500,000     AAA          540,680


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---

SCUDDER LIMITED TERM TAX FREE FUND

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
                         Philadelphia, PA, School District, General Obligation,
                           6.7%, 7/1/99 (c). . . . . . . . . . . . . . . . . . .      3,000,000     AAA        3,235,290
                         University of Pittsburgh, Pennsylvania Higher Education,
                           General Obligation, Series A, 8.375%, 6/1/05,
                           Prerefunded 6/1/97*** . . . . . . . . . . . . . . . .      1,000,000     AAA        1,085,710

SOUTH CAROLINA           South Carolina Public Service Authority Revenue,
                           8%, 7/1/19, Prerefunded 7/1/96*** . . . . . . . . . .        250,000     AAA          264,245
                         York County, SC, Public Facilities Corporation,
                           Certificate of Participation, Series 1991, Detention
                           Center, 7.5%, 6/1/11, Prerefunded 6/1/01*** . . . . .        500,000     AAA          582,455

TEXAS                    Austin, TX, Independent School District, Guaranteed
                           General Obligation, 8.125%, 8/1/01. . . . . . . . . .      1,000,000     AAA        1,181,200
                         Austin, TX, Utility System Revenue:
                           6%, 11/15/01 (c). . . . . . . . . . . . . . . . . . .      1,000,000     AAA        1,075,790
                           Series A, 6.3%, 11/15/01 (c). . . . . . . . . . . . .      1,000,000     AAA        1,091,480
                         Austin, TX, Water, Sewer, and Electric Refunding
                           Revenue, 14.25%, 11/15/06, Prerefunded 5/15/97*** . .      1,105,000     AAA        1,271,468
                         Dallas-Fort Worth, TX, International Airport Revenue,
                           Series A, 7.75%, 11/1/02 (c). . . . . . . . . . . . .        525,000     AAA          617,867
                         Harris County, TX, Toll Road Authority, Senior Lien,
                           8.1%, 8/15/00, Prerefunded 8/15/97*** . . . . . . . .      1,275,000     AAA        1,400,014
                         Midland County, TX, Hospital District, 4.85%, 6/1/97         1,815,000     BBB        1,819,864
                         NorthEast Independent School District, TX,
                           Series 1985 B, ETM, 9.6%, 2/1/96**. . . . . . . . . .        300,000     AAA          304,233
                         Texas State Turnpike Authority, North Dallas Thruway
                           Revenue, 6.7%, 1/1/98 (c) . . . . . . . . . . . . . .      1,310,000     AAA        1,377,334

UTAH                     Intermountain Power Agency, UT, Power Supply
                           Revenue, Series B, 5.5%, 7/1/01 (c) (d) . . . . . . .      2,000,000     AAA        2,064,740
                         Intermountain Power Agency, UT, Special Obligation,
                           7.5%, 7/1/16, Crossover Refunded 7/1/96 (c)**** . . .      2,500,000     AA         2,604,125

VIRGINIA                 Fairfax County, VA, General Obligation, 7.75%,
                           11/1/97 Prerefunded 11/1/95***. . . . . . . . . . . .      1,000,000     AAA        1,005,000

WASHINGTON               Washington Public Power Supply System:
                           Nuclear Project #1, Revenue Refunding, Series C,
                             7.3%, 7/1/98. . . . . . . . . . . . . . . . . . . .      3,000,000     AA         3,200,070
                           Nuclear Project #2, Refunding Revenue, Series C,
                             7.3%, 7/1/00. . . . . . . . . . . . . . . . . . . .      1,300,000     AA         1,432,041
                         Washington State, Motor Vehicle Fuel Tax, Series E,
                           8%, 9/1/09, Prerefunded 9/1/96*** . . . . . . . . . .      1,000,000     AAA        1,034,550

WEST VIRGINIA            Wayne County, WV, Industrial Development, Atlantic
                           Richfield Company Project, 11.75%, 12/1/01. . . . . .      1,000,000     A          1,074,740

WISCONSIN                Milwaukee, WI, Metropolitan Sewer District Revenue,
                           Series A, 6.7%, 10/1/01 . . . . . . . . . . . . . . .      1,000,000     AA         1,110,380



     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
---
12

                                                            INVESTMENT PORTFOLIO

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------

                         Wisconsin State Health and Education Facilities
                           Authority:
                             Madision General Hospital Association, 8.2%,
                               12/1/95 (c) . . . . . . . . . . . . . . . . . . .        300,000     AAA          301,089
                             St. Lukes Medical Center, 6.6%, 8/15/01 (c) . . . . .    1,745,000     AAA        1,910,252
                             Wheaton Franciscan Services, 8.2%, 8/15/18,
                               Prerefunded 8/15/98***. . . . . . . . . . . . . . .    1,000,000     AAA        1,123,360
                                                                                                             -----------
                         TOTAL INTERMEDIATE-TERM MUNICIPAL INVESTMENTS
                           (Cost $107,353,726) . . . . . . . . . . . . . . . . .                             109,936,538
                                                                                                             -----------

------------------------------------------------------------------------------------------------------------------------

                         TOTAL INVESTMENT PORTFOLIO -- 100.0%
                           (Cost $119,522,296) (a) . . . . . . . . . . . . . . .                             122,107,798
                                                                                                             -----------
                                                                                                             -----------

(a) The cost for federal income tax purposes was $119,522,296. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $2,585,502. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,587,977 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $2,475.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities. Securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

(d) When-issued or forward delivery securities. (See Note A of the Notes to Financial Statements).

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

 *** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

**** Crossover Refunded: Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---

SCUDDER LIMITED TERM TAX FREE FUND
FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995
-------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $119,522,296)
     (Note A). . . . . . . . . . . . . . . . . . . . . . . . . .                            $ 122,107,798
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   70,672
Receivables:
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . .                                2,338,484
     Fund shares sold. . . . . . . . . . . . . . . . . . . . . .                                   54,283
     Due from Adviser (Note C) . . . . . . . . . . . . . . . . .                                   69,101
Deferred organization expenses (Note A). . . . . . . . . . . . .                                   26,942
                                                                                            -------------
     Total assets. . . . . . . . . . . . . . . . . . . . . . . .                              124,667,280

LIABILITIES
Payables:
     When-issued and forward delivery securities (Note A). . . .        $   2,000,000
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . .              257,507
     Fund shares redeemed. . . . . . . . . . . . . . . . . . . .              464,583
     Accrued management fee (Note C) . . . . . . . . . . . . . .               70,525
     Other accrued expenses (Note C) . . . . . . . . . . . . . .              110,529
                                                                        -------------
     Total liabilities . . . . . . . . . . . . . . . . . . . . .                                2,903,144
                                                                                            -------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                            $ 121,764,136
                                                                                            -------------
                                                                                            -------------

NET ASSETS
Net assets consist of:
     Unrealized appreciation on investments. . . . . . . . . . .                            $   2,585,502
     Accumulated net realized gain . . . . . . . . . . . . . . .                                   12,836
     Shares of beneficial interest . . . . . . . . . . . . . . .                                  101,394
     Additional paid-in capital. . . . . . . . . . . . . . . . .                              119,064,404
                                                                                            -------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                           $  121,764,136
                                                                                            -------------
                                                                                            -------------
NET ASSET VALUE, offering and redemption price per
     share ($121,764,136 DIVIDED BY 10,139,449 outstanding
     shares of beneficial interest, $.01 par value,
     unlimited number of shares authorized). . . . . . . . . . .                                   $12.01
                                                                                                   ------
                                                                                                   ------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
---
14

                                                            FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 5,407,516

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . . . . . . . .         $  70,525
Custodian and accounting fees (Note C) . . . . . . . . . . . . . . . .            55,549
Services to shareholders (Note C). . . . . . . . . . . . . . . . . . .            45,895
Trustees' fees (Note C). . . . . . . . . . . . . . . . . . . . . . . .            34,427
State registration . . . . . . . . . . . . . . . . . . . . . . . . . .            32,209
Auditing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23,490
Federal registration . . . . . . . . . . . . . . . . . . . . . . . . .            19,436
Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . .            13,997
Legal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,495
Amortization of organization expense (Note A). . . . . . . . . . . . .             8,483
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7,614
                                                                               ----------
Total expenses before reimbursement from Adviser . . . . . . . . . . .           315,120
Reimbursement of expenses from Adviser (Note C). . . . . . . . . . . .           (69,101)
                                                                               ----------
Expenses, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            246,019
                                                                                              -----------
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . .                          5,161,497
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
        TRANSACTIONS
Net realized gain from investments . . . . . . . . . . . . . . . . . .                             59,333
Net unrealized appreciation on investments during
        the period . . . . . . . . . . . . . . . . . . . . . . . . . .                          3,480,063
                                                                                              -----------
Net gain on investments. . . . . . . . . . . . . . . . . . . . . . . .                          3,539,396
                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . .                        $ 8,700,893
                                                                                              -----------
                                                                                              -----------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---
                                                                              15

SCUDDER LIMITED TERM TAX FREE FUND


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Period
                                                                                        February 15, 1994
                                                                                          (commencement
                                                                       Year Ended       of operations) to
                                                                       October 31,         October 31,
INCREASE (DECREASE) IN NET ASSETS                                        1995                1994
----------------------------------------------------------------------------------------------------------
Operations:

Net investment income. . . . . . . . . . . . . . . . . . . .        $  5,161,497        $  1,237,032
Net realized gain (loss) on investments. . . . . . . . . . .              59,333             (46,497)
Net unrealized appreciation (depreciation)
        on investments during the period . . . . . . . . . .           3,480,063            (894,561)
                                                                    ------------        -------------
Net increase in net assets resulting
        from operations. . . . . . . . . . . . . . . . . . .           8,700,893             295,974
                                                                    ------------        -------------
Distributions to shareholders from net
        investment income ($.56 and $.38 per
        share, respectively) . . . . . . . . . . . . . . . .          (5,161,497)         (1,237,032)
                                                                    ------------        -------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . . . . . . .         113,448,336          87,372,265
Net asset value of shares issued to
        shareholders in reinvestment of distributions. . . .           2,280,520             736,692
Cost of shares redeemed. . . . . . . . . . . . . . . . . . .         (65,092,618)        (19,580,597)
                                                                    ------------        -------------
Net increase in net assets from Fund share
        transactions . . . . . . . . . . . . . . . . . . . .          50,636,238          68,528,360
                                                                    ------------        -------------
INCREASE IN NET ASSETS . . . . . . . . . . . . . . . . . . .          54,175,634          67,587,302
Net assets at beginning of period. . . . . . . . . . . . . .          67,588,502               1,200
                                                                    ------------        -------------
NET ASSETS AT END OF PERIOD. . . . . . . . . . . . . . . . .        $121,764,136        $ 67,588,502
                                                                    ------------        -------------
                                                                    ------------        -------------
OTHER INFORMATION

INCREASE (DECREASE) IN FUND SHARES

Shares outstanding at beginning of period. . . . . . . . . .           5,792,967                 100
                                                                    ------------        -------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . .           9,697,002           7,388,931
Shares issued to shareholders in
        reinvestment of distributions. . . . . . . . . . . .             192,663              62,407
Shares redeemed. . . . . . . . . . . . . . . . . . . . . . .          (5,543,183)         (1,658,471)
                                                                    ------------        -------------
Net increase in Fund shares. . . . . . . . . . . . . . . . .           4,346,482           5,792,867
                                                                    ------------        -------------
Shares outstanding at end of period. . . . . . . . . . . . .          10,139,449           5,792,967
                                                                    ------------        -------------
                                                                    ------------        -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

---
16

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                         For the Period
                                                                                        February 15, 1994
                                                                         Year Ended     (commencement
                                                                         October 31,   of operations) to
                                                                            1995        October 31, 1994
                                                                         -----------   ------------------
Net asset value, beginning of period..................................   $  11.67            $   12.00
                                                                         --------            ---------
Income from investment operations:

  Net investment income (a)...........................................        .56                  .38

  Net realized and unrealized gain (loss) on investments..............        .34                 (.33)
                                                                         --------             --------
Total from investment operations......................................        .90                  .05
                                                                         --------             --------

Less distributions from net investment income.........................       (.56)                (.38)
                                                                         --------             --------

Net asset value, end of period........................................    $ 12.01             $  11.67
                                                                         --------             --------
                                                                         --------             --------

TOTAL RETURN (%) (b)..................................................       7.94                  .44**

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ millions)................................        122                   68

Ratio of operating expenses, net to average daily net assets (%) (a)..        .23                   --

Ratio of net investment income to average daily net assets (%)........       4.78                 4.84*

Portfolio turnover rate (%)...........................................       37.5                 36.3*
(a)   Reflects a per share amount of expenses, exclusive of
        management fees, reimbursed by the Adviser of.................    $   .01             $    .04

      Reflects a per share amount of management fee and other
        fees not imposed by the Adviser of............................    $   .07             $    .06

      Operating expense ratio including expenses
        reimbursed, management fee and other expenses
        not imposed (%)...............................................        .85                 1.29*

(b)   Total returns are higher due to maintenance of the Fund's expenses.

  * Annualized

* * Not annualized


                                                                            ----
                                                                             17

SCUDDER LIMITED TERM TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no


----
 18

NOTES TO FINANCIAL STATEMENTS

federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of call or maturity date.

B.  PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------
For the year ended October 31, 1995, purchases and sales of investments (excluding short-term) aggregated $88,131,175 and $36,607,691, respectively.

C.  RELATED PARTIES
-------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's



                                                                            ----
                                                                             19

SCUDDER LIMITED TERM TAX FREE FUND

average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the period November 1, 1994 to February 28, 1995 the Adviser agreed not to impose all of its management fee and to maintain the annualized expenses of the Fund at not more than 0.00% of average daily net assets. For the period March 1, 1995 to August 31, 1995, the Adviser agreed to maintain the annualized expenses at 0.25% of average daily net assets. Effective September 1, 1995, the Adviser agreed to maintain the annualized expenses at 0.50% of average daily net assets until April 30, 1996. For the year ended October 31, 1995, the Adviser did not impose a portion of its fee amounting to $577,208 and the fee imposed aggregated $70,525, all of which is unpaid at October 31, 1995. Further, due to the limitation of such Agreement, the Adviser's reimbursement payable for the year ended October 31, 1995 amounted to $69,101.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, SSC did not impose a portion of its fee amounting to $15,288 and the fee imposed aggregated $31,712.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, SFAC did not impose a portion of its fee amounting to $12,000 and the fee imposed aggregated $25,972.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Trustees' fees aggregated $34,427.


----
 20

SCUDDER LIMITED TERM TAX FREE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER TAX FREE TRUST AND TO THE SHAREHOLDERS OF SCUDDER LIMITED TERM TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund as of October 31, 1995, the results of its operations for the year then ended, the statements of changes in its net assets and the financial highlights for year then ended and the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts     COOPERS & LYBRAND L.L.P.
December 4, 1995


                                                                            ----
                                                                             21

SCUDDER LIMITED TERM TAX FREE FUND
TAX INFORMATION

Of the dividends paid by the Scudder Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1995, 100% constituted exempt interest dividends for regular federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,047 as capital gain dividends for its taxable year ended October 31, 1995.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

OFFICERS AND TRUSTEES

David S. Lee*
   President and Trustee

Dawn-Marie Driscoll
   Trustee; Attorney and Corporate Director

Peter B. Freeman
   Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
   Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
   Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Coleen Downs Dinneen*
   Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                   Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM)an institutional Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit              investment management and
                                         organizations and trusts that uses    service needs of banks and
                                         certain portfolios of Scudder Fund,   other institutions, call
                                         Inc.* ($100,000 minimum), call        1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor
     Services, Inc., Distributor.

*    Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.